UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number    811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2019

Date of reporting period: March 31, 2019

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/19 is included with this Form.

Annual Report
March 31, 2019

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

Beginning August 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
Beginning August 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2019.
The annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one, five- and ten-year periods ended March 31, 2019 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small growth category among 588 funds as of March 31, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2019 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 5% or better of funds in its peer category across all time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 690 funds as of March 31, 2019 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2019, especially given the newsworthy events of the annual period.
Economic Review
For most of 2018, U.S. Gross Domestic Product (GDP) averaged 3.0%, the highest annualized growth rate since 2005. However, this strong growth rate did not last, as a global economic slowdown became evident toward the latter months of 2018. Fourth quarter 2018 U.S. GDP growth registered 2.6%, and economic growth rates for the first quarter of 2019 were expected to be still lower given the longest government shutdown in history and weakening global economics exacting a toll on U.S. growth. The economies of Europe, China and several developing countries slowed even more markedly.
In December 2018, the U.S. Federal Reserve (the “Fed”) was still indicating it would continue to tighten monetary policy, as it had each quarter-end of 2018, putting more pressure on economic growth, as higher interest rates usually affect consumer spending and corporate profits negatively. Indeed, the Fed did raise interest rates in December for the ninth time in its current cycle, much as the market had expected, bringing the targeted federal funds rate to a range of 2.25% to 2.50%. At the same time, however, the Fed lowered its projection for 2019 monetary policy tightening from three rate hikes to two. The vagaries of Brexit, or the U.K.’s path out of the European Union, and tariff disputes between the U.S. and China appeared to have contributed to the fourth quarter 2018 economic slowdown. Additionally, the momentum provided by the corporate tax cuts earlier in 2018 had receded. Formerly strong U.S. economic indicators began to weaken. The ISM Manufacturing survey, which had readings averaging near 59 for much of 2018, dropped to a reading of 54 in December 2018. Similarly, the Purchasing Managers’ Index remained in expansionary territory but moderated from cycle highs.
Because of the weaker economic indicators and a December 2018 plunge in the U.S. equity market, the Fed began to reassess its restrictive monetary policy. Along with the weakness in economic data, inflation figures seemed to have peaked and started drifting below the 2% rate the Fed was seeking. On the one hand, the U.S. labor market remained strong throughout the annual period, with the U.S. unemployment rate declining to a low 3.8% in February 2019. Hiring also remained generally healthy. Only the then-most recent figure of 20,000 jobs added in February 2019 was weak, perhaps due to the extended 35-day U.S. government shutdown that ended on January 25, 2019. Fed policymakers continued to adhere to their stated belief that there was strong potential for the low U.S. unemployment rate to raise wages and thereby put pressure on the inflation rate. On the other hand, the inflation rate remained more moderate than the Fed anticipated at 1.9% for December 2018 and 1.8% for January 2019 (latest data available), as measured by the core Personal Consumption Expenditure Year over Year Index, which excludes food and energy. As a result, the Fed kept its monetary policy unchanged during the first quarter of 2019 and projected no interest rate hikes at all during 2019.
By the end of the first quarter of 2019, short-term fears of a U.S. — and global — economic recession had receded, as several earlier concerns abated. Perhaps most significant was the Fed’s pause in its monetary tightening cycle. Also, China took a series of policy support steps to curtail the downward momentum in its economy and ignite more economic growth there through a loosening of its monetary policy, helping to ease external pressures on other Asian countries as well as on Europe. Further, the European Central Bank appeared to be pulling back from its tighter policy, noting its interest rates would remain unchanged through 2019. Additionally, the global trade backdrop had evolved from deteriorating to improving, with many investors

President’s Letter (unaudited) (continued)

anticipating a U.S.-China trade deal in the near term. The U.S. economy continued to benefit from strength in household consumption, underpinned by a still-healthy labor market. All told, then, it appeared at the end of March 2019 that a more stable economic path, albeit a slower one than seen in 2018, was the most likely scenario for 2019.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 9.50% during the 12 months ended March 31, 2019, an advance that masks significant market volatility, including all-time highs and notable corrections.
As the 2018 year began, U.S. equity market performance was supported by a combination of robust economic growth, strong first quarter 2018 corporate profits and rising earnings estimates for both the second calendar quarter and the remainder of 2018. These factors helped offset a variety of concerns that arose, including ongoing monetary tightening by the Fed and signs of a possible slowdown in economic growth outside the U.S. Volatility remained present, driven in large part by headlines regarding U.S. trade policy, including tit-for-tat implementation of tariffs by the U.S. and its allies and trading partners, especially China. Also driving some volatility in the U.S. equity markets was escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy and ongoing unpredictability around the U.S.-North Korea summit. During the third quarter of 2018, tax cuts and increased government spending continued to fuel a pickup in U.S. economic growth. U.S. equity indices rose to new all-time highs on these healthy economic indicators and on climbing corporate profits. Still, market volatility also heightened amidst the ongoing rise in interest rates, moderating global economic growth and concerns about protectionist U.S. trade policy, including deepening trade tensions with China.
The fourth quarter of 2018 was challenging for equities, with markets declining due to investor fears of a Fed policy mistake and a global growth slowdown in both corporate earnings and economic data. More specifically, U.S. equities fell in October 2018, as investor sentiment rapidly deteriorated on escalating trade and political uncertainty and in a delayed response to an earlier sell-off in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed interest rate hikes earlier in the calendar year. U.S. equities saw a reprieve in November 2018 on more accommodative comments from Fed Chair Powell and encouraging progress in U.S.-China trade talks. However, the recovery was short-lived. U.S. equities subsequently plunged in December 2018 on renewed investor fears sparked by the arrest of a Chinese technology executive, protracted tariff disputes, lackluster Chinese economic data, a partial U.S. Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell and reignited corporate earnings growth concerns. Fear of an economic slowdown outside the U.S. potentially impacting the U.S. economy also caused the U.S. equity market to drop in December 2018.
The first quarter of 2019 saw a strong rebound in stocks, driven by oversold equity market conditions, better than consensus anticipated corporate earnings growth and steady macroeconomic data. Toward the end of January, U.S. equities were supported by a resolution to the long-lasting U.S. government shutdown. Also, as the quarter progressed, a number of factors that had previously weighed on sentiment began to dissipate, fueling a revival in investor’s appetite for risk. First, U.S. economic growth, while slowing from its rapid pace of mid-2018, appeared on track to stay in positive territory. The markets also grew more optimistic regarding the odds of a resolution to the U.S.-China trade dispute given news the deadline for further U.S. tariffs on Chinese goods would be extended given promising developments in deal negotiations. A series of statements by Fed policymakers further fueled the rally by fostering expectations the central bank was unlikely to raise interest rates in 2019.
For the annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap stocks and then, at some distance, by small-cap stocks, which still posted positive returns. Growth stocks significantly outperformed value stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, nine of 11 posted positive returns. The real estate, utilities, information technology, health care and consumer discretionary sectors performed best, each generating solid double-digit gains. Financials was the weakest sector during the annual period, followed by materials, which each produced a negative return. Energy and industrials generated modestly positive returns but significantly underperformed the S&P 500® Index.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 4.48% during the annual period, lagging the performance of the broad U.S. equity market.
Fixed income investors were generally focused through much of the annual period on economic growth data, tightening central bank monetary policy and geopolitics — all both in the U.S. and abroad. During the second calendar quarter, most spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade headlines, political tensions in several emerging markets countries and in Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds were an exception, generating a modestly positive return, supported by rising oil prices, as many energy bonds are rated high yield. In June 2018, the Fed raised the targeted federal funds rate. Economic growth strengthened in the U.S. but softened in the Eurozone, Japan and China. Still, the European Central Bank (the “ECB”) announced plans to taper its quantitative easing program beginning in September 2018. Spread sectors performed well during the third quarter of 2018, as the global economy, led by the U.S., expanded, even as the economies of the Eurozone, the U.K. and China continued to soften. Against this more “risk on” backdrop that developed, emerging markets debt and high yield corporate bonds posted the strongest gains within the fixed income market. In September, the Fed delivered the eighth interest rate hike of its current tightening cycle and projected one more increase by the end of 2018 and three more in 2019. Coupled with low inflation, U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed market nations.
During the fourth quarter of 2018, investor concerns about slowing global economic growth momentum as well as tighter financial conditions, mainly in the U.S., weighed on spread sector performance. In particular, U.S. corporate bonds experienced weakness. U.S. Treasury yields, conversely, fell as investors grew fearful about the possible end of the global economic cycle, which led, in turn, to diminished expectations for further Fed interest rate hikes. In December, Fed policy makers delivered their ninth interest rate hike of the current cycle.
In the first quarter of 2019, spread sectors broadly posted gains, as dovish turns by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged.
For the annual period overall, spread sector performance was mixed. High yield corporate bonds outperformed U.S. Treasuries, followed by commercial mortgage-backed securities and asset-backed securities. Sovereign emerging markets debt underperformed U.S. Treasuries, followed at some distance by investment grade corporate bonds, agency securities and mortgage-backed securities.
The U.S. Treasury yield curve flattened during the annual period, as yields on shorter-term maturities rose and yields on intermediate- and longer-term maturities fell. The yield on the three-month U.S. Treasury increased approximately 67 basis points to end the annual period at 2.40%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury fell approximately 33 basis points to end the annual period at 2.41%. Yields on the 30-year U.S. Treasury decreased approximately 16 basis points to end the annual period at 2.81%. Toward the end of the annual period, the U.S. Treasury yield curve experienced a partial inversion. More specifically, the spread, or differential, between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for nearly 70 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total

President’s Letter (unaudited) (continued)

returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the top 48% for one-year (679 funds), top 33% for five-year (522 funds) and top 48% for 10-year (392 funds) periods ended March 31, 2019. All in the Morningstar small growth category. Three-star rating for 3-year (588 funds) period ended March 31, 2019 and four-star rating for 5-year (522 funds), 10-year (392 funds) and overall (588 funds) periods ended March 31, 2019. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2019.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the top 1% for one-year (758 funds), top 3% for three-year (690 funds), top 3% for five-year (601 funds) and top 5% for 10-year (439 funds) periods ended March 31, 2019. Five-star rating for 3-year (690 funds), 5-year (601 funds), 10-year (439 funds) and overall (690 funds) periods ended March 31, 2019. All in the allocation 50% to 70% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended March 31, 2019.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2019.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 7.80% during the 12 months ended March 31, 2019. This compares to the 2.05% return of the Fund’s benchmark, the Russell 2000® Index1, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the Russell 2000® Index during the 12-month reporting period due primarily to effective stock selection. Sector allocation also contributed positively to relative results. Growth-oriented stocks outperformed value-oriented stocks during the annual period. This further supported the Fund’s relative results, as the Fund’s portfolio leans more to growth than to value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in seven of its 11 sectors during the annual period, and the Fund had absolute gains in all but two of the sectors in which it was invested.
Relative to the Russell 2000® Index, effective stock selection in and having an overweighted allocation to industrials contributed most positively to the Fund’s results. Effective stock selection in the information technology and financials sectors also boosted the Fund’s relative results. Having an overweighted allocation to information technology, which outpaced the Russell 2000® Index during the annual period, and underweighted allocations to the financials and energy sectors, which each lagged the Russell 2000® Index during the annual period, added value as well.
Only partially offsetting these positive contributors were the detracting effects of weaker stock selection in the consumer discretionary and health care sectors and of having an underweighted allocation to the strongly performing real estate sector during the annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were technology analytics services provider Fair Isaac, climate control solutions provider Lennox International and aerospace products and services company Heico. Each saw a double-digit share price gain during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance was Internet-based postage services provider Stamps.com, which experienced a double-digit share price decline after parting ways with its major client. Also posting double-digit negative returns during the annual period were Healthcare Services Group, which provides housekeeping, laundry, linen, facility maintenance and food services to the health care industry, and Cantel Medical, which provides infection prevention and control products and diagnostic and therapeutic medical equipment. Each of these companies detracted from the Fund’s relative results during the annual period due to weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the 12-month period?
During the annual period, we initiated Fund positions in 43 small-cap companies and eliminated 37 stocks from the Fund’s portfolio. In seeking companies with a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance, among those stocks new to the Fund during the annual period were cloud contact center software provider Five9, oilfield services provider ProPetro and supply chain management software provider SPS Commerce.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Approximately half of the stocks eliminated from the Fund’s portfolio during the annual period had evolved into mid-cap companies, most of them long-term holdings that had performed well and had significantly outgrown their small-cap roots. We sold these mid-cap companies to maintain the Fund’s small-cap mandate. These included pest control services provider Rollins, aerospace products and services company Heico and software provider for local governments Tyler Technologies. We also sold the Fund’s position in enterprise software provider Ultimate Software Group after it received an $11 billion takeover offer from a private equity group.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2019, the Fund’s allocations relative to the Russell 2000® Index in information technology and materials increased, and its allocation relative to the Russell 2000® Index in utilities decreased. We eliminated the Fund’s only holding in the real estate sector.
How was the Fund positioned relative to its benchmark index at the end of March 2019?
As of March 31, 2019, the Fund was overweighted relative to the Russell 2000® Index in the industrials, consumer staples, information technology and materials sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, energy and utilities sectors and was rather neutrally weighted compared to the Russell 2000® Index in the consumer discretionary sector on the same date. The Fund had no exposure to the real estate or communication services sectors at March 31, 2019.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	60,000	$14,220,600	3.2%
Toro Co. (The)	193,700	13,334,308	3.0%
Pool Corp.	76,500	12,620,205	2.8%
Lennox International, Inc.	42,000	11,104,800	2.5%
Fair Isaac Corp.	38,100	10,349,103	2.3%
Chemed Corp.	32,000	10,242,240	2.3%
AptarGroup, Inc.	95,200	10,128,328	2.3%
Woodward Inc.	102,000	9,678,780	2.2%
RLI Corp.	131,900	9,463,825	2.1%
LendingTree, Inc.	26,400	9,281,184	2.1%
Total			24.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Industrials
30.0%
Information Technology
23.0%
Consumer Discretionary
13.5%
Financials
10.7%
Healthcare
9.9%
Materials
6.5%
Consumer Staples
4.9%
Utilities
1.2%
Energy
0.3%

*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2019 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data:**
Average Annual Total Returns (For periods ended 3/31/2019)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	7.80%	13.44%	9.45%	16.34%	11.48%
Russell 2000® Index	2.05%	12.92%	7.05%	15.36%	9.15%
Institutional Class	1 Yr	3 Yrs	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	8.09%	13.73%	10.87%
Russell 2000® Index	2.05%	12.92%	10.14%
*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments	March 31, 2019

Shares		Value
COMMON STOCKS (94.2%)
CONSUMER DISCRETIONARY (12.7%)
	APPAREL (0.4%)
67,700	Crocs, Inc.*(1)	$1,743,275
	AUTO PARTS & EQUIPMENT (0.4%)
18,600	Gentherm, Inc.*	685,596
16,500	Visteon Corp.*(1)	1,111,275
		1,796,871
	COMMERCIAL SERVICES (1.7%)
89,900	Monro, Inc.(1)	7,778,148
	COMPUTERS (0.2%)
30,300	PlayAGS, Inc.*	725,079
	DISTRIBUTION & WHOLESALE (2.8%)
76,500	Pool Corp.	12,620,205
	ELECTRONICS (0.2%)
64,200	Turtle Beach Corp.*(1)	729,312
	ENGINEERING & CONSTRUCTION (0.1%)
11,100	TopBuild Corp.*	719,502
	ENTERTAINMENT (1.7%)
76,200	Churchill Downs, Inc.	6,877,812
35,000	Penn National Gaming, Inc.*	703,500
		7,581,312
	HOME BUILDERS (0.8%)
11,300	Cavco Industries, Inc.*	1,328,089
31,900	LCI Industries(1)	2,450,558
		3,778,647
	HOUSEHOLD PRODUCTS (0.5%)
19,600	Helen of Troy, Ltd.*(1)	2,272,816
	HOUSEWARES (0.2%)
30,400	Tupperware Brands Corp.	777,632
	INTERNET (1.0%)
14,600	Shutterfly, Inc.*	593,344
28,800	Stamps.com, Inc.*(1)	2,344,608
51,000	Stitch Fix, Inc. Class A*(1)	1,439,730
		4,377,682
	LEISURE TIME (0.4%)
26,700	Planet Fitness, Inc. Class A*	1,834,824
	LODGING (0.1%)
17,900	Hilton Grand Vacations, Inc.*	552,215
	RETAIL (2.2%)
11,100	Asbury Automotive Group, Inc.*(1)	769,896
39,900	Cheesecake Factory, Inc. (The)(1)	1,951,908
6,300	Children’s Place, Inc. (The)(1)	612,864
Shares		Value
COMMON STOCKS (94.2%) (continued)
	RETAIL (2.2%) (continued)
33,900	Dave & Buster’s Entertainment, Inc.(1)	$1,690,593
15,700	Dine Brands Global, Inc.(1)	1,433,253
29,400	Movado Group, Inc.(1)	1,069,572
11,200	Shake Shack, Inc. Class A*	662,480
25,900	Texas Roadhouse, Inc.	1,610,721
		9,801,287
		57,088,807
CONSUMER STAPLES (4.7%)
	COMMERCIAL SERVICES (0.3%)
11,400	Medifast, Inc.(1)	1,454,070
	FOOD (3.6%)
38,800	B&G Foods, Inc.(1)	947,496
12,600	Cal-Maine Foods, Inc.(1)	562,338
54,200	Calavo Growers, Inc.(1)	4,544,670
51,500	J&J Snack Foods Corp.(1)	8,180,260
11,600	Lancaster Colony Corp.(1)	1,817,604
		16,052,368
	RETAIL (0.8%)
26,600	Casey’s General Stores, Inc.(1)	3,425,282
		20,931,720

ENERGY (0.3%)
	OIL & GAS SERVICES (0.3%)
61,300	ProPetro Holding Corp.*	1,381,702
FINANCIALS (10.1%)
	BANKS (2.1%)
103,248	First Financial Bankshares, Inc.(1)	5,965,669
37,900	Prosperity Bancshares, Inc.(1)	2,617,374
20,000	Walker & Dunlop, Inc.	1,018,200
		9,601,243
	COMMERCIAL SERVICES (0.5%)
32,900	Green Dot Corp. Class A*	1,995,385
	DIVERSIFIED FINANCIALS (3.7%)
26,400	Enova International, Inc.*	602,448
26,400	LendingTree, Inc.*(1)	9,281,184
125,100	Stifel Financial Corp.	6,600,276
		16,483,908
Shares		Value
COMMON STOCKS (94.2%) (continued)
	INSURANCE (3.8%)
18,200	Primerica, Inc.	$2,223,130
58,600	ProAssurance Corp.	2,028,146
20,300	RenaissanceRe Holdings, Ltd.	2,913,050
131,900	RLI Corp.(1)	9,463,825
9,100	Selective Insurance Group, Inc.	575,848
		17,203,999
		45,284,535
HEALTHCARE (9.3%)
	HEALTHCARE PRODUCTS (3.7%)
20,300	Avanos Medical, Inc.*	866,404
39,900	Cantel Medical Corp.	2,668,911
31,500	ICU Medical, Inc.*	7,538,895
12,200	Insulet Corp.*(1)	1,160,098
20,200	iRhythm Technologies, Inc.*(1)	1,514,192
27,200	Merit Medical Systems, Inc.*	1,681,776
21,700	Tactile Systems Technology, Inc.*(1)	1,144,024
		16,574,300
	HEALTHCARE SERVICES (4.4%)
32,000	Chemed Corp.	10,242,240
17,200	Ensign Group, Inc. (The)	880,468
8,100	LHC Group, Inc.*(1)	897,966
18,000	Teladoc Health, Inc. *(1)	1,000,800
64,400	US Physical Therapy, Inc.(1)	6,763,932
		19,785,406
	PHARMACEUTICALS (0.5%)
39,066	Neogen Corp.*	2,241,998
	RETAIL (0.2%)
31,800	PetIQ, Inc.*(1)	998,838
	SOFTWARE (0.5%)
28,400	Omnicell, Inc.*	2,295,856
		41,896,398
INDUSTRIALS (28.2%)
	AEROSPACE & DEFENSE (3.3%)
11,700	Kaman Corp.	683,748
60,000	Teledyne Technologies, Inc.*	14,220,600
		14,904,348
	BUILDING MATERIALS (4.4%)
118,300	AAON, Inc.(1)	5,463,094
8,400	American Woodmark Corp.*(1)	694,092
42,000	Lennox International, Inc.	11,104,800

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (94.2%) (continued)
INDUSTRIALS (28.2%) (continued)
	BUILDING MATERIALS (4.4%) (continued)
24,400	PGT Innovations, Inc.*	$337,940
32,000	Trex Co., Inc.*(1)	1,968,640
		19,568,566
	COMMERCIAL SERVICES (3.2%)
14,200	ASGN, Inc.*	901,558
29,900	FTI Consulting, Inc.*	2,296,918
198,800	Healthcare Services Group, Inc.(1)	6,558,412
21,200	Insperity, Inc.	2,621,592
11,700	Korn Ferry	523,926
26,000	TriNet Group, Inc.*	1,553,240
		14,455,646
	COMPUTERS (0.6%)
39,200	Mercury Systems, Inc.*(1)	2,511,936
	ELECTRICAL EQUIPMENT (1.2%)
85,700	EnerSys	5,584,212
	ELECTRONICS (2.6%)
27,000	Watts Water Technologies, Inc. Class A	2,182,140
102,000	Woodward Inc.	9,678,780
		11,860,920
	ENGINEERING & CONSTRUCTION (2.4%)
44,800	Comfort Systems USA, Inc.	2,347,072
143,600	Exponent, Inc.(1)	8,288,592
		10,635,664
	HAND & MACHINE TOOLS (1.3%)
67,500	Lincoln Electric Holdings, Inc.	5,661,225
	HOUSEWARES (3.0%)
193,700	Toro Co. (The)	13,334,308
	MACHINERY DIVERSIFIED (0.6%)
28,000	Applied Industrial Technologies, Inc.	1,665,160
13,100	Kadant, Inc.	1,152,276
		2,817,436
	METAL FABRICATE/HARDWARE (2.5%)
69,500	AZZ, Inc.	2,844,635
52,500	RBC Bearings, Inc.*	6,676,425
13,800	Valmont Industries, Inc.	1,795,380
		11,316,440
	MISCELLANEOUS MANUFACTURERS (1.7%)
12,200	Axon Enterprise, Inc.*(1)	663,802
19,400	Carlisle Companies, Inc.	2,378,828
44,600	EnPro Industries, Inc.	2,874,470
Shares		Value
COMMON STOCKS (94.2%) (continued)
	MISCELLANEOUS MANUFACTURERS (1.7%) (continued)
16,700	John Bean Technologies Corp.	$1,534,563
15,600	Lydall, Inc.*	365,976
		7,817,639
	RETAIL (0.4%)
38,600	Rush Enterprises, Inc. Class A	1,613,866
	TRANSPORTATION (0.8%)
33,800	Landstar System, Inc.	3,697,382
	TRUCKING & LEASING (0.2%)
11,500	GATX Corp.(1)	878,255
		126,657,843
INFORMATION TECHNOLOGY (21.7%)
	ADVERTISING (0.8%)
17,000	Trade Desk, Inc. (The) Class A*(1)	3,365,150
	COMMERCIAL SERVICES (2.0%)
5,000	LiveRamp Holdings, Inc.*	272,850
46,500	WEX, Inc.*	8,927,535
		9,200,385
	COMPUTERS (3.3%)
5,300	CACI International, Inc. Class A*	964,706
57,700	ExlService Holdings, Inc.*	3,463,154
28,300	ForeScout Technologies, Inc.*(1)	1,186,053
47,900	MAXIMUS, Inc.	3,399,942
24,700	Qualys, Inc.*(1)	2,043,678
12,800	Rapid7, Inc.*	647,808
41,700	Science Applications International Corp.	3,208,815
		14,914,156
	ELECTRICAL EQUIPMENT (0.4%)
10,400	Littelfuse, Inc.	1,897,792
	ELECTRONICS (2.2%)
29,000	Alarm.com Holdings, Inc.*(1)	1,882,100
3,500	Coherent, Inc.*(1)	496,020
28,500	SYNNEX Corp.(1)	2,718,615
48,000	Tech Data Corp.*	4,915,680
		10,012,415
	INTERNET (3.2%)
93,900	ePlus, Inc.*	8,313,906
35,900	Proofpoint, Inc.*	4,359,337
19,100	Zendesk, Inc.*	1,623,500
		14,296,743
	SEMICONDUCTORS (0.3%)
26,500	Brooks Automation, Inc.(1)	777,245
3,160	Cabot Microelectronics Corp.	353,793
		1,131,038
Shares		Value
COMMON STOCKS (94.2%) (continued)
	SOFTWARE (9.2%)
79,300	ACI Worldwide, Inc.*	$2,606,591
19,800	Blackbaud, Inc.	1,578,654
16,100	Bottomline Technologies DE, Inc.*	806,449
17,400	Domo, Inc. Class B*	701,742
38,100	Everbridge, Inc.*(1)	2,857,881
38,100	Fair Isaac Corp.*	10,349,103
73,900	Five9, Inc.*(1)	3,904,137
22,700	Instructure, Inc.*(1)	1,069,624
39,300	j2 Global, Inc.(1)	3,403,380
25,100	New Relic, Inc.*	2,477,370
16,300	Paycom Software, Inc.*(1)	3,082,819
19,600	Progress Software Corp.	869,652
49,300	SPS Commerce, Inc.*	5,228,758
18,100	Workiva, Inc.*	917,670
67,800	Yext, Inc.*(1)	1,482,108
		41,335,938
	TELECOMMUNICATIONS (0.3%)
22,500	Acacia Communications, Inc.*	1,290,375
		97,443,992
MATERIALS (6.1%)
	BUILDING MATERIALS (0.3%)
29,100	US Concrete, Inc.*(1)	1,205,322
	CHEMICALS (1.8%)
12,700	Balchem Corp.	1,178,560
15,100	Quaker Chemical Corp.(1)	3,024,983
58,300	Sensient Technologies Corp.(1)	3,952,157
		8,155,700
	HOUSEWARES (0.6%)
35,500	Scotts Miracle-Gro Co. (The)(1)	2,789,590
	MISCELLANEOUS MANUFACTURERS (2.3%)
95,200	AptarGroup, Inc.	10,128,328
	PACKAGING & CONTAINERS (1.1%)
172,600	Silgan Holdings, Inc.	5,114,138
		27,393,078
UTILITIES (1.1%)
	ELECTRIC (0.5%)
37,800	El Paso Electric Co.	2,223,396
	OIL & GAS (0.6%)
90,800	South Jersey Industries, Inc.(1)	2,911,956
		5,135,352
TOTAL COMMON STOCKS (Cost $275,722,423) (94.2%)		423,213,427

See Notes to Financial Statements.

March 31, 2019

Shares		Value
SHORT-TERM INVESTMENTS (11.5%)
	MONEY MARKET FUNDS (11.5%)
25,679,221	State Street Institutional Liquid Reserves Fund	$25,679,221
26,232,239	State Street Navigator Securities Lending Government Money Market Portfolio(2)	26,232,239
TOTAL SHORT-TERM INVESTMENTS (Cost $51,916,544) (11.5%)		51,911,460
TOTAL INVESTMENT SECURITIES (105.7%) (Cost $327,638,967)		$475,124,887
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.7%)		(25,654,148)
NET ASSETS (100%)		$449,470,739
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2019, the market value of the securities on loan was $103,082,933.

(2)
Securities with an aggregate market value of  $103,082,933 were out on loan in exchange for $26,232,239 of cash collateral as of March 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$423,213,427	$—	$—	$423,213,427
Short-Term Investments	51,911,460	—	—	51,911,460
Total Investments in Securities	$475,124,887	$—	$—	$475,124,887
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March  31, 2019.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 13.17% during the 12 months ended March 31, 2019. The Fund outpaced the 7.49% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark primarily because the Fund’s equity portfolio outperformed the S&P 500® Index. The Fund’s fixed income portfolio also outpaced the Bloomberg Barclays Index during the reporting period. Overall, asset allocation also had a positive effect on Fund results during the annual period. The Fund benefited from its overweighting of equities and underweighting of fixed income, as the S&P 500® Index significantly outperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
Supporting the equity portion of the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during an annual period when growth substantially outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due to both effective stock selection and favorable sector allocation overall. The Fund was helped most by effective stock selection in industrials, information technology and health care. Having overweighted allocations to information technology and health care added value as well, as each outperformed the S&P 500® Index during the annual period. The equity portion of the Fund also benefited from both good stock selection in and an underweighting to financials, the weakest sector in the S&P 500® Index during the annual period. Superior stock selection in the materials and consumer discretionary sectors and a complete lack of exposure to the weak energy sector contributed positively as well.
Only partially offsetting these positive contributors was the equity portion of the Fund’s lack of exposure to the strongly performing utilities sector, which detracted. Also, the equity portion of the Fund’s only holding in the communication services sector was purchased late in the annual period and enjoyed only a modest gain by the end of March 2019.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were aircraft components manufacturer TransDigm Group, automotive aftermarket parts, equipment and accessories retailer O’Reilly Automotive and electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies. Each of these companies saw a double-digit share price increase during the annual period on strong operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results was aerospace and defense company Northrop Grumman, as its share price experienced a double-digit share price decline on weaker than expected operating performance. The equity portion of the Fund’s results relative to the S&P 500® Index were also hurt by strong performance by two stocks it did not hold — namely, software manufacturing leader Microsoft and e-commerce retailing behemoth Amazon.com, which each enjoyed a double-digit share price gain during the annual period.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, among other stocks, we initiated positions in software technology and services provider Cadence Design Systems, insurance company Progressive and climate control solutions provider Lennox International in view of what we see as each company’s solid long-term history of consistent gains in earnings and stock price.

Among those names eliminated from the equity portion of the Fund during the annual period was diversified financials holding company Validus Holdings, which was acquired by American International Group. We also sold the equity portion of the Fund’s positions in sweeteners and starches producer Ingredion and dental supplies manufacturer Dentsply Sirona, which we believe had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2019, the equity portion of the Fund’s allocations to information technology and real estate increased, and its allocation to consumer staples decreased.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2019?
As of March 31, 2019, the equity portion of the Fund was overweighted relative to the S&P 500® Index in industrials, materials, health care and information technology and was underweighted relative to the S&P 500® Index in the financials, consumer discretionary, consumer staples and communication services sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy and utilities sectors at March 31, 2019.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, which had a neutral effect overall on performance. Notably, the fixed income portion of the Fund benefited from its yield curve positioning. Yields declined on maturities of two years and longer and increased on maturities under two years. The fixed income portion of the Fund was prudently underweight the short-term end of the yield curve, or spectrum of maturities, and overweight five- to ten-year maturities, which was the best performing segment of the yield curve during the annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index. The Fund’s allocation decisions were the strongest contributors to relative results. More specifically, an overweighted to investment grade corporate bonds and a modest out-of-benchmark exposure to high yield corporate bonds added value, as each of these sectors outperformed securitized bonds and U.S. Treasuries overall, where the Fund had lesser weightings. Within the securitized sector, the fixed income portion of the Fund was overweight commercial mortgage-backed securities and asset-backed securities, which substantially outpaced most other segments of the sector.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month period?
Early in the annual period, we reduced the fixed income portion of the Fund’s exposure to both the investment grade and high yield corporate bond sectors, as we believed the demand for risk assets would be muted as investors grappled with anticipated slowing global economic growth. We reallocated those assets to higher quality U.S. Treasuries, asset-backed securities and mortgage-backed securities. While economic growth did slow, fears of a significant slowdown turned out to be overblown, and we added back more risk assets, reducing the allocation to U.S. Treasuries in the latter months of 2018 and into the first quarter of 2019. This shift back to a “risk-on” profile proved beneficial, as corporate bonds significantly outperformed U.S. Treasuries during the first quarter of 2019.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2019?
As of March 31, 2019, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds, and to a lesser degree, in asset-backed securities, commercial mortgage-backed securities and taxable municipal bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and sovereign credits. At the end of the annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2019, the Fund had a weighting of approximately 64% in stocks, 27% in fixed income securities and 9% in cash equivalents. This compared to the allocation at the end of March 2018 of approximately 69% in stocks, 27% in fixed income securities and 4% in cash equivalents. The Fund’s allocation to stocks ranged from approximately 63% to 70% during the annual

VALUE LINE ASSET ALLOCATION FUND, INC.

period, as we effectively took advantage of short-term market swings to buy and sell stocks. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of March 2019, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, though it had become slightly less so because of the rise in stock prices during the annual period.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Further, unlike most of the Fund’s peer group, which invests mainly in the largest companies, approximately 80% of the Fund’s equity holdings are either mid-cap companies or at the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely the uncertainty of Brexit (the U.K.’s exit path from the European Union), trade tensions with China, consumer spending trends, reduced effects from U.S. tax cuts and any material shift in the Fed’s outlook.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2019 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	38,600	$9,148,586	1.7%
HEICO Corp.	93,902	8,908,482	1.6%
MasterCard, Inc.	36,000	8,476,200	1.6%
IDEXX Laboratories, Inc.	36,800	8,228,480	1.5%
Waste Connections, Inc.	92,625	8,205,649	1.5%
Thermo Fisher Scientific, Inc.	28,600	7,828,392	1.4%
Roper Technologies, Inc.	22,800	7,796,916	1.4%
Danaher Corp.	58,400	7,709,968	1.4%
Mettler-Toledo International, Inc.	10,600	7,663,800	1.4%
Accenture PLC	41,600	7,322,432	1.4%
Total			14.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

Information Technology 20.5%
Industrials 19.4%
Healthcare 11.7%
Commercial Mortgage-Backed Securities 10.0%
Financials 9.6%
Government 7.6%
Consumer Discretionary 6.0%
Consumer Staples 4.7%
Materials 3.2%
Asset-Backed Securities 2.3%
Real Estate 2.1%
Telecommunication Services 1.0%
Energy 0.8%
Utilities 0.8%
Communication Services 0.3%

*
*Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2019 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500®Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**
Performance Data:***
Average Annual Total Returns (For periods ended 3/31/2019)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allcation Fund, Inc.	13.17%	11.14%	8.34%	12.53%	9.70%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	7.49%	8.92%	7.64%	11.06%	7.80%
S&P 500® Index	9.50%	13.51%	10.91%	15.92%	9.54%
Institutional Class	1 Yr	3 Yrs	Since Inception 11/2/2015
Value Line Asset Allcation Fund, Inc.	13.49%	11.42%	10.00%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	7.49%	8.92%	8.10%
S&P 500® Index	9.50%	13.51%	11.79%
*
The S&P 500® Index an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments	March 31, 2019

Shares		Value
COMMON STOCKS (63.5%)
COMMUNICATION SERVICES (0.3%)
	MEDIA (0.3%)
4,900	Charter Communications, Inc. Class A*	$1,699,859
CONSUMER DISCRETIONARY (4.7%)
	APPAREL (0.5%)
32,000	NIKE, Inc. Class B	2,694,720
	DISTRIBUTION & WHOLESALE (0.5%)
29,000	LKQ Corp.*	823,020
12,500	Pool Corp.	2,062,125
		2,885,145
	RETAIL (3.7%)
4,000	AutoZone, Inc.*	4,096,480
13,400	Domino’s Pizza, Inc.	3,458,540
18,000	Lululemon Athletica, Inc.*	2,949,660
12,800	O’Reilly Automotive, Inc.*	4,970,240
82,000	TJX Companies, Inc. (The)	4,363,220
		19,838,140
		25,418,005
CONSUMER STAPLES (3.1%)
	BEVERAGES (0.5%)
22,000	PepsiCo, Inc.	2,696,100
	FOOD (0.5%)
5,700	J&J Snack Foods Corp.	905,388
10,000	McCormick & Co., Inc.(1)	1,506,300
		2,411,688
	HOUSEHOLD PRODUCTS (1.0%)
77,200	Church & Dwight Co., Inc.	5,498,956
	RETAIL (1.1%)
8,300	Casey’s General Stores, Inc.(1)	1,068,791
21,000	Costco Wholesale Corp.	5,084,940
		6,153,731
		16,760,475
FINANCIALS (5.2%)
	DIVERSIFIED FINANCIALS (0.7%)
48,700	Intercontinental Exchange, Inc.	3,708,018
	INSURANCE (4.5%)
3,700	Alleghany Corp.*	2,265,880
28,600	American Financial Group, Inc.	2,751,606
11,000	Aon PLC	1,877,700
Shares		Value
COMMON STOCKS (63.5%) (continued)
	INSURANCE (4.5%) (continued)
99,400	Arch Capital Group, Ltd.*	$3,212,608
21,800	Chubb, Ltd.	3,053,744
2,100	Enstar Group Ltd.*(1)	365,400
54,700	Progressive Corp. (The)	3,943,323
26,100	RenaissanceRe Holdings, Ltd.	3,745,350
19,800	RLI Corp.	1,420,650
23,900	Torchmark Corp.	1,958,605
		24,594,866
		28,302,884
HEALTHCARE (10.5%)
	BIOTECHNOLOGY (0.7%)
6,400	Bio-Rad Laboratories, Inc. Class A*	1,956,352
6,700	Illumina, Inc.*	2,081,623
		4,037,975
	ELECTRONICS (1.4%)
10,600	Mettler-Toledo International, Inc.*	7,663,800
	HEALTHCARE PRODUCTS (6.2%)
23,767	Becton Dickinson & Co.	5,935,333
500	Cooper Cos., Inc. (The)	148,085
15,600	Covetrus, Inc.*(1)	496,860
58,400	Danaher Corp.	7,709,968
39,000	Henry Schein, Inc.*(1)	2,344,290
36,800	IDEXX Laboratories, Inc.*	8,228,480
3,700	Teleflex, Inc.	1,117,992
28,600	Thermo Fisher Scientific, Inc.	7,828,392
		33,809,400
	HEALTHCARE SERVICES (2.2%)
6,400	Chemed Corp.	2,048,448
25,800	Encompass Health Corp.	1,506,720
33,900	IQVIA Holdings, Inc.*	4,876,515
13,800	UnitedHealth Group, Inc.	3,412,188
		11,843,871
		57,355,046
INDUSTRIALS (17.1%)
	AEROSPACE & DEFENSE (5.5%)
93,902	HEICO Corp.	8,908,482
16,000	Northrop Grumman Corp.	4,313,600
38,600	Teledyne Technologies, Inc.*	9,148,586
Shares		Value
COMMON STOCKS (63.5%) (continued)
	AEROSPACE & DEFENSE (5.5%) (continued)
16,100	TransDigm Group, Inc.*	$7,309,239
		29,679,907
	BUILDING MATERIALS (0.4%)
8,600	Lennox International, Inc.	2,273,840
	COMMERCIAL SERVICES (3.5%)
11,000	Cintas Corp.	2,223,210
2,500	CoStar Group, Inc.*	1,166,050
17,000	Healthcare Services Group, Inc.(1)	560,830
57,503	IHS Markit, Ltd.*	3,127,013
173,250	Rollins, Inc.(1)	7,210,665
35,600	Verisk Analytics, Inc. Class A	4,734,800
		19,022,568
	ELECTRICAL EQUIPMENT (0.8%)
53,075	AMETEK, Inc.	4,403,633
	ENVIRONMENTAL CONTROL (1.9%)
25,700	Republic Services, Inc.	2,065,766
92,625	Waste Connections, Inc.	8,205,649
		10,271,415
	HOUSEWARES (1.1%)
88,600	Toro Co. (The)	6,099,224
	MACHINERY DIVERSIFIED (2.1%)
8,600	IDEX Corp.	1,304,964
17,200	Middleby Corp. (The)*(1)	2,236,516
22,800	Roper Technologies, Inc.	7,796,916
		11,338,396
	MISCELLANEOUS MANUFACTURERS (0.9%)
26,400	AO Smith Corp.	1,407,648
26,900	Carlisle Companies, Inc.	3,298,478
		4,706,126
	TRANSPORTATION (0.9%)
57,800	Canadian National Railway Co.	5,171,944
		92,967,053
INFORMATION TECHNOLOGY (18.1%)
	COMMERCIAL SERVICES (1.5%)
10,000	Automatic Data Processing, Inc.	1,597,400
13,700	Gartner, Inc.*	2,078,016
30,700	Total System Services, Inc.	2,916,807

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (63.5%) (continued)
INFORMATION TECHNOLOGY (18.1%) (continued)
	COMMERCIAL SERVICES (1.5%) (continued)
3,400	WEX, Inc.*	$652,766
10,000	Worldpay, Inc. Class A*	1,135,000
		8,379,989
	COMPUTERS (1.7%)
41,600	Accenture PLC Class A	7,322,432
15,800	CGI, Inc.*	1,086,408
4,000	EPAM Systems, Inc.*	676,520
		9,085,360
	DIVERSIFIED FINANCIAL SERVICES (1.6%)
36,000	MasterCard, Inc. Class A	8,476,200
	ELECTRICAL EQUIPMENT (0.2%)
6,400	Littelfuse, Inc.	1,167,872
	ELECTRONICS (1.2%)
71,200	Amphenol Corp. Class A	6,724,128
	INTERNET (1.6%)
38,500	GoDaddy, Inc. Class A*	2,894,815
12,700	Palo Alto Networks, Inc.*	3,084,576
23,600	RingCentral, Inc. Class A*	2,544,080
		8,523,471
	MACHINERY DIVERSIFIED (0.2%)
25,800	Cognex Corp.(1)	1,312,188
	SEMICONDUCTORS (0.6%)
10,000	Broadcom, Inc.	3,007,100
	SOFTWARE (9.5%)
38,400	ANSYS, Inc.*	7,016,064
24,400	Broadridge Financial Solutions, Inc.	2,530,036
58,700	Cadence Design Systems, Inc.*	3,728,037
4,600	Fair Isaac Corp.*	1,249,498
3,000	Fidelity National Information Services, Inc.	339,300
73,200	Fiserv, Inc.*(1)	6,462,096
18,800	Intuit, Inc.	4,914,508
37,100	Jack Henry & Associates, Inc.	5,147,254
23,200	Open Text Corp.	891,576
1,900	Paycom Software, Inc.*(1)	359,347
38,000	Salesforce.com, Inc.*	6,018,060
Shares		Value
COMMON STOCKS (63.5%) (continued)
	SOFTWARE (9.5%) (continued)
21,500	ServiceNow, Inc.*	$5,299,535
17,500	Synopsys, Inc.*	2,015,125
19,600	Tyler Technologies, Inc.*	4,006,240
6,000	Ultimate Software Group, Inc. (The)*	1,980,780
		51,957,456
		98,633,764
MATERIALS (2.6%)
	CHEMICALS (0.3%)
13,400	Ingevity Corp.*	1,415,174
	COMMERCIAL SERVICES (0.8%)
26,000	Ecolab, Inc.	4,590,040
	MISCELLANEOUS MANUFACTURERS (0.6%)
31,800	AptarGroup, Inc.	3,383,202
	PACKAGING & CONTAINERS (0.9%)
88,400	Ball Corp.	5,114,824
		14,503,240
REAL ESTATE (1.9%)
	REITS (1.9%)
19,300	American Tower Corp. REIT	3,803,258
7,700	Equinix, Inc. REIT	3,489,332
25,100	Equity Lifestyle Properties, Inc. REIT	2,868,930
		10,161,520
TOTAL COMMON STOCKS (Cost $214,638,490) (63.5%)		345,801,846
Principal Amount		Value
ASSET-BACKED SECURITIES (2.1%)
$100,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	99,408
350,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, 7/17/23	347,079
500,000	Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1, 3.01%, 2/15/24	504,964
Principal Amount		Value
ASSET-BACKED SECURITIES (2.1%) (continued)
$251,385	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	$249,532
55,436	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	55,415
17,509	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	17,479
675,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	665,325
78,019	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	77,925
500,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	497,227
700,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	698,988
325,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	326,818
260,000	Daimler Trucks Retail Trust, Series 2018-1, Class A3, 2.85%, 7/15/21	260,095
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	397,132
250,000	Ford Credit Auto Owner Trust, Series 2018-B, Class A2A, 2.96%, 9/15/21	250,409
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	298,415
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	199,171
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	197,276

See Notes to Financial Statements.

March 31, 2019

Principal Amount		Value
ASSET-BACKED SECURITIES (2.1%) (continued)
$600,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	$599,702
250,000	Ford Credit Floorplan Master Owner Trust A, Series 2017-2, Class A1, 2.16%, 9/15/22	248,044
616,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	612,848
170,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1, 3.13%, 3/15/23	171,300
200,000	GMF Floorplan Owner Revolving Trust, Series 2017-2, Class A1, 2.13%, 7/15/22(2)	198,261
430,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1, 1.96%, 5/17/21(2)	429,611
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	249,807
400,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	396,632
444,044	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.68%, 8/16/21	440,944
652,000	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.81%, 4/15/21(2)	652,654
450,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	449,082
339,666	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A3, 1.79%, 4/15/20	339,091
Principal Amount		Value
ASSET-BACKED SECURITIES (2.1%) (continued)
$300,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	$298,974
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	249,202
275,000	Nissan Auto Lease Trust, Series 2017-A, Class A4, 2.11%, 5/15/23	272,866
620,000	Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21	618,369
150,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	149,818
TOTAL ASSET-BACKED SECURITIES (Cost $11,466,841) (2.1%)		11,519,863
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%)
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	255,291
350,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52(3)	360,471
435,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	441,560
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	100,917
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	155,259
104,691	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	104,499
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(4)	$102,700
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(4)	152,668
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(4)	466,065
325,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	328,728
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	254,855
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,028,535
400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K048, Class A2, 3.28%, 6/25/25(4)	412,255
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	998,915

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	$994,166
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	519,091
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(4)	519,646
580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	594,338
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.24%, 4/25/27	615,754
2,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,044,479
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	256,948
213,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	221,517
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	$263,020
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(4)	253,503
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(4)	252,598
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(4)	136,723
126,900	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	128,217
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	253,093
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	352,656
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	395,439
204,043	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	206,780
151,494	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	151,315
99,264	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	98,799
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	$299,152
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	306,986
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	149,009
805,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4, 2.94%, 10/15/49	790,842
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	463,457
192,678	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	190,827
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(4)	384,046
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.43%, 3/15/59	253,893
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	406,861
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	101,424

See Notes to Financial Statements.

March 31, 2019

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%) (continued)
$300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	$299,040
400,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	412,074
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $17,295,230) (3.2%)		17,478,411
CORPORATE BONDS & NOTES (8.8%)
	BASIC MATERIALS (0.3%)
300,000	ArcelorMittal, Senior Unsecured Notes, 4.55%, 3/11/26(1)	306,578
350,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	362,197
275,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	281,471
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	147,187
300,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	319,131
		1,416,564
	COMMUNICATIONS (0.9%)
300,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	307,505
350,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	407,472
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	204,646
267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28(1)	269,946
350,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	362,868
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	COMMUNICATIONS (0.9%) (continued)
$350,000	Booking Holdings, Inc., Senior Unsecured Notes, 3.60%, 6/1/26	$355,676
250,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	263,794
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	313,746
225,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	236,821
300,000	Corning, Inc., Senior Unsecured Notes, 5.35%, 11/15/48(1)	341,193
250,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	263,168
200,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	214,170
200,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	198,704
250,000	Telefonica Emisiones S.A., Guaranteed Notes, 5.88%, 7/15/19	252,094
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)(2)	200,117
300,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	317,098
300,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	298,780
		4,807,798
	CONSUMER, CYCLICAL (0.8%)
200,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	201,660
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	199,000
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	CONSUMER, CYCLICAL (0.8%) (continued)
$200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	$200,280
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	198,938
200,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	202,000
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	251,574
250,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	240,259
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	206,000
350,000	Marriott International, Inc., Series AA, Senior Unsecured Notes, 4.65%, 12/1/28	369,871
250,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	252,812
150,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47	135,945
275,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25(1)	276,719
350,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	360,805
350,000	Walmart, Inc., Senior Unsecured Notes, 3.95%, 6/28/38	367,432
300,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	307,773
350,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	354,003
		4,125,071

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	CONSUMER, NON-CYCLICAL (1.1%)
$326,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	$338,884
350,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	350,784
225,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	222,127
300,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	323,532
300,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	302,086
250,000	Becton Dickinson and Co., Senior Unsecured Notes, 2.89%, 6/6/22	248,833
350,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	356,840
250,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	267,587
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	159,076
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	251,906
300,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	292,195
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	249,149
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	212,000
300,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	303,116
200,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	200,357
300,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	308,710
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	CONSUMER, NON-CYCLICAL (1.1%) (continued)
$150,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	$168,508
250,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23	256,413
200,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	201,900
300,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	315,186
150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	151,500
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	165,892
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	109,469
350,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	371,541
		6,127,591
	ENERGY (0.8%)
300,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(1)	334,302
250,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	258,795
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	209,835
250,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	246,593
300,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(1)	309,899
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	170,547
275,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	278,390
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	ENERGY (0.8%) (continued)
$250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26(2)	$268,511
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	251,575
250,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	257,696
300,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	306,245
300,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	312,930
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	194,649
300,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	318,956
200,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	209,151
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	245,042
		4,173,116
	FINANCIAL (3.4%)
350,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 4.45%, 4/3/26(3)	350,593
300,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	303,774
250,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	251,662
200,000	Aircastle, Ltd., Senior Unsecured Notes, 6.25%, 12/1/19	203,658
300,000	Aircastle, Ltd., Senior Unsecured Notes, 4.40%, 9/25/23	305,487

See Notes to Financial Statements.

March 31, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.4%) (continued)
$210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	$211,837
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	317,381
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	257,520
225,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	229,056
250,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	250,438
334,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	348,388
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.35%, 9/11/22	247,244
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	248,869
250,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	248,474
250,000	BB&T Corp. MTN, Senior Unsecured Notes, 3.75%, 12/6/23	259,411
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	203,169
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22(1)	249,394
300,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	305,288
278,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	289,467
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.4%) (continued)
$250,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	$249,934
103,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	113,489
250,000	Citizens Bank NA/ Providence, Senior Unsecured Notes, 3.70%, 3/29/23	256,503
300,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	304,869
300,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23	308,106
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	207,281
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	254,563
300,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	309,983
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	263,320
300,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	307,228
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	200,676
175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	213,338
250,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	254,177
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	261,836
350,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	360,679
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	246,229
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.4%) (continued)
$250,000	ING Groep NV, Senior Unsecured Notes, 4.10%, 10/2/23	$256,957
250,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	245,312
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	206,447
250,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(4)	243,734
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21(1)	251,194
350,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	354,475
250,000	Loews Corp., Senior Unsecured Notes, 2.63%, 5/15/23	247,913
300,000	Mastercard, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	301,077
250,000	Mitsubishi UFJ Financial Group, Inc., Senior Unsecured Notes, 3.76%, 7/26/23	256,784
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	527,703
250,000	National Australia Bank, Ltd. GMTN, Senior Unsecured Notes, 2.63%, 7/23/20	249,541
300,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29(1)	311,595
250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	249,682
250,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	249,062
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	152,435

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.4%) (continued)
$250,000	Prologis L.P., Guaranteed Notes, 3.88%, 9/15/28(1)	$263,919
200,000	Prudential Financial, Inc., Junior Subordinated Notes, 3-month LIBOR + 2.67%, 5.70%, 9/15/48(4)	202,410
250,000	Prudential Financial, Inc. MTN, Senior Unsecured Notes, 3.50%, 5/15/24(1)	258,675
350,000	Regions Financial Corp., Senior Unsecured Notes, 3.20%, 2/8/21	352,657
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	199,305
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	257,312
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23	256,861
250,000	SunTrust Bank/Atlanta GA, Senior Unsecured Notes, 2.25%, 1/31/20	249,135
300,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 3.35%, 5/24/21	303,396
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	150,031
350,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 3.25%, 6/11/21	354,026
350,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	360,955
350,000	Ventas Realty L.P., Guaranteed Notes, 3.50%, 4/15/24	354,131
250,000	Visa, Inc., Senior Unsecured Notes, 2.80%, 12/14/22	252,562
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	250,331
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	FINANCIAL (3.4%) (continued)
$250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	$252,678
350,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	360,660
400,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	404,338
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	120,956
300,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29(1)	308,706
		18,810,276
	INDUSTRIAL (0.4%)
225,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	232,875
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	253,020
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	262,920
300,000	Ingersoll-Rand Luxembourg Finance SA, Guaranteed Notes, 3.80%, 3/21/29	304,246
250,000	Lockheed Martin Corp., Senior Unsecured Notes, 2.50%, 11/23/20	249,232
178,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	167,760
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	251,374
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	251,773
350,000	United Technologies Corp., Senior Unsecured Notes, 3.95%, 8/16/25	363,504
		2,336,704
Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	TECHNOLOGY (0.4%)
$250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22(1)	$251,384
150,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	149,853
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	102,828
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	155,813
350,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.65%, 11/1/24	373,872
150,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.10%, 3/15/29	152,662
350,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	357,205
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	193,898
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	226,705
		1,964,220
	UTILITIES (0.7%)
300,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	313,414
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	361,971
300,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	321,404
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	209,594
250,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	266,222

See Notes to Financial Statements.

March 31, 2019

Principal Amount		Value
CORPORATE BONDS & NOTES (8.8%) (continued)
	UTILITIES (0.7%) (continued)
$350,000	DTE Electric Co., 3.95%, 3/1/49	$357,938
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	233,717
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	202,221
250,000	Florida Power & Light Co., 4.95%, 6/1/35	285,424
250,000	Indiana Michigan Power Co., Senior Unsecured Notes, 4.25%, 8/15/48	257,131
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	195,756
308,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	327,031
225,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	204,866
300,000	Southern Power Co., Series E, Senior Unsecured Notes, 2.50%, 12/15/21	296,735
		3,833,424
TOTAL CORPORATE BONDS & NOTES (Cost $46,851,660) (8.8%)		47,594,764
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	304,416
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	300,854
211,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(1)	214,524
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	261,125
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.3%) (continued)
$225,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	$245,477
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,305,942) (0.3%)		1,326,396
LONG-TERM MUNICIPAL SECURITIES (0.7%)
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	129,085
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	180,171
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	231,162
250,000	City of Oakland, California Taxable Pension, Revenue Bonds, 4.68%, 12/15/25	271,915
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	307,248
450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	493,821
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	205,960
300,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	310,023
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	100,960
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.7%) (continued)
$200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$199,334
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	348,332
300,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Series F, 3.80%, 5/1/27	316,317
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	151,679
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	103,466
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	111,697
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	251,950
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	102,076
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $3,747,072) (0.7%)		3,815,196
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%)
500,000	FHLB, 3.38%, 3/10/28	526,073
500,000	FHLB, 2.88%, 9/11/20	503,308
250,000	FHLB, 3.00%, 10/12/21(1)	254,306
250,000	FHLB, 3.25%, 3/8/24	260,592
500,000	FHLMC, 1.75%, 5/30/19	499,447
117,841	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	114,796

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%) (continued)
$185,320	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	$192,341
164,212	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	170,177
202,840	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	214,703
15,609	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	15,953
853,323	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	868,266
153,686	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	157,374
137,036	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	142,241
181,343	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	187,328
415,540	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	422,770
210,095	FHLMC Pool #AG08748, 3.50%, 2/1/47	213,602
250,000	FNMA, 2.38%, 1/19/23	250,673
250,000	FNMA, 2.63%, 9/6/24	253,646
500,000	FNMA, 1.88%, 9/24/26	478,251
138,606	FNMA Pool #995245, 5.00%, 1/1/39	148,915
176,395	FNMA Pool #AB1259, 5.00%, 7/1/40	190,263
198,206	FNMA Pool #AB1796, 3.50%, 11/1/40	202,422
155,438	FNMA Pool #AB6286, 2.50%, 9/1/27	155,353
158,210	FNMA Pool #AB8144, 5.00%, 4/1/37	169,232
142,462	FNMA Pool #AL7662, 4.50%, 10/1/43	150,597
237,790	FNMA Pool #AQ3960, 3.00%, 8/1/28	240,369
187,420	FNMA Pool #AR0930, 2.50%, 1/1/28	187,317
176,707	FNMA Pool #AS1529, 3.00%, 1/1/29	178,631
405,854	FNMA Pool #AS4928, 3.50%, 5/1/45	412,859
126,449	FNMA Pool #AS5485, 4.50%, 7/1/45	132,911
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%) (continued)
$147,156	FNMA Pool #AS5696, 3.50%, 8/1/45	$149,696
301,526	FNMA Pool #AS6385, 4.00%, 12/1/45	311,814
213,216	FNMA Pool #AS7188, 4.00%, 5/1/46	220,458
210,438	FNMA Pool #AS8276, 3.00%, 11/1/46	209,797
220,361	FNMA Pool #AS8483, 3.00%, 12/1/46	219,690
613,209	FNMA Pool #AS8796, 3.00%, 2/1/47	611,199
381,635	FNMA Pool #AS9459, 4.50%, 4/1/47	399,293
319,474	FNMA Pool #AU7025, 3.00%, 11/1/43	319,688
123,682	FNMA Pool #AU8070, 3.50%, 9/1/43	126,269
431,968	FNMA Pool #AV0703, 4.00%, 12/1/43	447,422
2,655,865	FNMA Pool #AX9528, 3.50%, 2/1/45	2,701,705
182,079	FNMA Pool #AY2618, 4.00%, 3/1/45	188,310
202,215	FNMA Pool #AY9329, 4.00%, 6/1/45	209,106
162,665	FNMA Pool #AZ4775, 3.50%, 10/1/45	165,473
137,846	FNMA Pool #AZ6194, 3.50%, 10/1/45	140,225
178,036	FNMA Pool #AZ9703, 3.00%, 10/1/45	177,659
310,345	FNMA Pool #BA4732, 3.50%, 12/1/45	315,701
394,400	FNMA Pool #BC9482, 3.00%, 7/1/46	393,199
232,117	FNMA Pool #BD8211, 4.00%, 4/1/47	239,892
215,701	FNMA Pool #BD8213, 3.00%, 9/1/46	215,044
438,686	FNMA Pool #BE3776, 4.50%, 7/1/47	459,152
922,920	FNMA Pool #BJ5719, 4.00%, 5/1/48	951,435
396,779	FNMA Pool #BM2001, 3.50%, 12/1/46	403,465
1,031,629	FNMA Pool #BM2006, 4.00%, 1/1/48	1,066,104
956,357	FNMA Pool #BM2007, 4.00%, 9/1/48	985,030
464,831	FNMA Pool #CA1564, 4.50%, 4/1/48	486,173
128,162	FNMA Pool #MA0073, 4.50%, 5/1/29	133,845
190,861	FNMA Pool #MA2641, 3.00%, 6/1/46	190,280
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%) (continued)
$431,021	FNMA Pool #MA3026, 3.50%, 6/1/47	$437,819
282,609	FNMA Pool #MA3114, 2.50%, 8/1/32	280,888
235,411	FNMA Pool #MA3238, 3.50%, 1/1/48	239,040
480,159	FNMA Pool #MA3331, 3.00%, 4/1/48	478,112
720,254	FNMA Pool #MA3415, 4.00%, 7/1/48	742,557
1,076,981	FNMA Pool #MA3495, 4.00%, 10/1/48	1,109,633
489,889	FNMA Pool #MA3520, 3.50%, 11/1/48	497,438
1,000,000	FNMA Pool #MA3563, 4.00%, 1/1/49	1,029,658
555,292	FNMA Pool #MA3614, 3.50%, 3/1/49	563,323
98,475	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	96,252
103,926	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	100,725
1,500,000	FNMA TBA, 4.50%, 4/1/49	1,562,842
145,141	GNMA II Pool #MA1090, 3.50%, 6/20/43	148,774
82,655	GNMA II Pool #MA1448, 3.50%, 11/20/43	84,722
109,731	GNMA II Pool #MA1520, 3.00%, 12/20/43	110,404
140,580	GNMA II Pool #MA2149, 4.00%, 8/20/44	145,636
245,885	GNMA II Pool #MA2445, 3.50%, 12/20/44	251,684
174,726	GNMA II Pool #MA3803, 3.50%, 7/20/46	178,829
1,834,435	GNMA II Pool #MA4836, 3.00%, 11/20/47	1,842,848
699,930	GNMA II Pool #MA5527, 3.50%, 10/20/48	715,262
999,901	GNMA II Pool #MA5594, 3.50%, 11/20/48	1,021,804
299,971	GNMA II Pool #MA5650, 3.50%, 12/20/48	306,542
2,500,000	GNMA II Pool #MA5815, 3.00%, 3/20/49	2,511,466
142,900	GNMA Pool #650494, 5.50%, 1/15/36	157,173
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $34,835,555) (6.4%)		34,945,271

See Notes to Financial Statements.

March 31, 2019

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (5.4%)
	U.S. TREASURY NOTES & BONDS (5.4%)
$1,600,000	U.S. Treasury Bonds, 5.38%, 2/15/31(1)	$2,079,500
2,220,000	U.S. Treasury Bonds, 4.38%, 2/15/38	2,808,733
2,212,000	U.S. Treasury Bonds, 2.88%, 5/15/43	2,245,958
2,919,000	U.S. Treasury Bonds, 3.00%, 2/15/48	3,020,139
1,400,000	U.S. Treasury Notes, 1.38%, 3/31/20	1,385,726
250,000	U.S. Treasury Notes, 1.63%, 10/15/20	247,256
2,350,000	U.S. Treasury Notes, 1.75%, 2/28/22	2,317,504
1,500,000	U.S. Treasury Notes, 1.38%, 6/30/23	1,447,559
1,105,000	U.S. Treasury Notes, 2.38%, 8/15/24	1,110,568
995,000	U.S. Treasury Notes, 2.25%, 11/15/24	993,057
5,600,000	U.S. Treasury Notes, 2.00%, 2/15/25	5,508,344
3,800,000	U.S. Treasury Notes, 2.63%, 12/31/25	3,873,031
2,050,000	U.S. Treasury Notes, 2.75%, 2/15/28	2,108,457
TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,392,033) (5.4%)		29,145,832
Shares		Value
SHORT-TERM INVESTMENTS (10.4%)
	U.S. TREASURY OBLIGATIONS (5.5%)
$10,000,000	U.S. Treasury Bills, 2.41%, 9/26/19	$9,881,759
5,000,000	U.S. Treasury Bills, 2.13%, 4/23/19	4,992,710
5,000,000	U.S. Treasury Bills, 2.27%, 5/21/19	4,983,573
10,000,000	U.S. Treasury Bills, 2.44%, 6/27/19	9,942,148
		29,800,190
	MONEY MARKET FUNDS (4.9%)
24,183,042	State Street Institutional Liquid Reserves Fund	24,183,041
2,787,522	State Street Navigator Securities Lending Government Money Market Portfolio(5)	2,787,522
		26,970,563

TOTAL SHORT-TERM INVESTMENTS (Cost $56,774,340) (10.4%)		56,770,753
TOTAL INVESTMENT SECURITIES (100.8%) (Cost $415,307,163)		$548,398,332
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.8%)		(4,101,645)
NET ASSETS (100%)		$544,296,687
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2019, the market value of the securities on loan was $27,675,881.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
When issued security.

(4)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(5)
Securities with an aggregate market value of  $27,675,881 were out on loan in exchange for $2,787,522 of cash collateral as of March 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

TBA
To Be Announced.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$345,801,846	$—	$—	$345,801,846
Asset-Backed Securities	—	11,519,863	—	11,519,863
Commercial Mortgage-Backed Securities	—	17,478,411	—	17,478,411
Corporate Bonds & Notes*	—	47,594,764	—	47,594,764
Foreign Government Obligations	—	1,326,396	—	1,326,396
Long-Term Municipal Securities*	—	3,815,196	—	3,815,196
U.S. Government Agency Obligations	—	34,945,271	—	34,945,271
U.S. Treasury Obligations	—	29,145,832	—	29,145,832
Short-Term Investments	29,800,190	—	—	29,800,190
Money Market Funds	26,970,563	—	—	26,970,563
Total Investments in Securities	$402,572,599	$145,825,733	$—	$548,398,332
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2019

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$475,124,887	$548,398,332
Cash	—	19,741
Receivable for securities sold	1,355,376	931,386
Dividends and interest receivable	366,079	1,071,061
Receivable for capital shares sold	115,722	3,208,911
Prepaid expenses	52,279	67,098
Receivable for securities lending income	34,067	3,259
Other receivables	—	1,054
Total Assets	477,048,410	553,700,842
Liabilities:
Payable upon return of securities on loan (Note 1J)	26,232,239	2,787,522
Payable for capital shares redeemed	575,594	354,153
Payable for securities purchased	195,068	5,687,320
Accrued expenses:
Advisory fee	277,539	276,299
Service and distribution plan fees	85,215	78,703
Sub-transfer agent fees	17,043	12,753
Directors’ fees and expenses	285	10
Other	194,688	207,395
Total Liabilities	27,577,671	9,404,155
Net Assets	$449,470,739	$544,296,687
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$9,292	$15,508
Additional paid-in capital	248,167,002	404,591,350
Total Distributable Earnings (Loss)	201,294,445	139,689,829
Net Assets	$449,470,739	$544,296,687
Net Asset Value Per Share
Investor Class
Net Assets	$400,687,441	$384,221,882
Shares Outstanding	8,293,294	10,955,098
Net Asset Value, Offering and Redemption Price per Outstanding Share	$48.31	$35.07
Institutional Class
Net Assets	$48,783,298	$160,074,805
Shares Outstanding	999,044	4,552,486
Net Asset Value, Offering and Redemption Price per Outstanding Share	$48.83	$35.16
* Includes securities on loan of	$103,082,933	$27,675,881
Cost of investments	$327,638,967	$415,307,163
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2019

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $2,665 and $22,777, respectively)	$4,087,569	$2,515,364
Interest	152,838	3,722,415
Securities lending income	330,393	24,541
Total Income	4,570,800	6,262,320
Expenses:
Advisory fees	3,495,879	2,522,690
Service and distribution plan fees	1,064,811	767,863
Sub-transfer agent fees	223,898	130,350
Auditing and legal fees	207,049	191,976
Custody and accounting fees	156,060	154,475
Transfer agent fees	139,518	140,214
Directors’ fees and expenses	85,187	72,389
Printing and postage fees	61,960	70,687
Registration and filing fees	51,133	46,791
Compliance and tax service fees	46,250	36,353
Fund administration fee	46,900	46,900
Insurance fees	24,182	17,722
Other	4,900	4,325
Total Expenses Before Fees Waived (See Note 5)	5,607,727	4,202,735
Less: Advisory Fees Waived	(17,852)	(12,895)
Less: Sub-Transfer Agent Fees Waived	(10,937)	(1,195)
Add: Recoupment of previously reimbursed expenses	1,386	5,455
Net Expenses	5,580,324	4,194,100
Net Investment Income/(Loss)	(1,009,524)	2,068,220
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	98,250,539	10,383,113
Foreign currency translations	47	(106)
	98,250,586	10,383,007
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(61,759,554)	38,665,473
Foreign currency transactions	—	(94)
	(61,759,554)	38,665,379
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	36,491,032	49,048,386
Net Increase in Net Assets from Operations	$35,481,508	$51,116,606
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2019 and 2018

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations:
Net investment loss	$(1,009,524)	$(1,053,445)
Net realized gain on investments and foreign currency	98,250,586	28,097,904
Change in net unrealized appreciation/(depreciation) on investments	(61,759,554)	36,528,656
Net increase in net assets from operations	35,481,508	63,573,115
Distributions to Shareholders from:
Investor Class	(51,033,494)	(16,354,769)*
Institutional Class	(5,935,133)	(1,406,518)*
	(56,968,627)	(17,761,287)
Share Transactions:
Proceeds from sale of shares
Investor Class	24,457,486	45,483,926
Institutional Class	18,640,243	25,873,212
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	50,228,932	16,033,774
Institutional Class	5,786,715	1,362,532
Cost of shares redeemed
Investor Class	(105,136,997)	(126,058,065)
Institutional Class	(12,337,428)	(14,589,456)
Net decrease in net assets from capital share transactions	(18,361,049)	(51,894,077)
Total decrease in net assets	(39,848,168)	(6,082,249)
Net Assets:
Beginning of year	489,318,907	495,401,156
End of year	$449,470,739	$489,318,907†
Capital Share Transactions:
Shares sold
Investor Class	474,596	906,012
Institutional Class	353,928	513,882
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	1,192,520	308,342
Institutional Class	136,030	26,042
Shares redeemed
Investor Class	(2,024,228)	(2,519,245)
Institutional Class	(247,118)	(282,255)
Net decrease	(114,272)	(1,047,222)
*
Distributions to Shareholders from net investment income and net realized gain for the year ended March 31, 2018 were as follows:

Investor Class:
Net investment income $(0) and net realized gain from investment transactions $(16,354,769)
Institutional Class:
Net investment income $(0) and net realized gain from investment transactions $(1,406,518)
†
There was no undistributed net investment income for the year ended March 31, 2018 (See Note 1). The SEC has eliminated the requirement for this disclosure.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2019 and 2018

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2019	Year Ended March 31, 2018
Operations:
Net investment income	$2,068,220	$1,454,388
Net realized gain on investments and foreign currency	10,383,007	10,122,288
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	38,665,379	22,044,838
Net increase in net assets from operations	51,116,606	33,621,514
Distributions to Shareholders from:
Investor Class	(8,833,660)	(12,281,620)*
Institutional Class	(3,391,380)	(1,431,966)*
	(12,225,040)	(13,713,586)
Share Transactions:
Proceeds from sale of shares
Investor Class	126,995,534	30,514,259
Institutional Class	160,037,837	23,361,235
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	8,478,675	11,876,369
Institutional Class	3,179,104	1,376,416
Cost of shares redeemed
Investor Class	(69,383,133)	(71,972,359)
Institutional Class	(42,323,265)	(3,319,772)
Net increase/(decrease) in net assets from capital share transactions	186,984,752	(8,163,852)
Total increase in net assets	225,876,318	11,744,076
Net Assets:
Beginning of year	318,420,369	306,676,293
End of year	$544,296,687	$318,420,369†
Capital Share Transactions:
Shares sold
Investor Class	3,817,321	968,083
Institutional Class	4,748,229	767,124
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	272,714	375,835
Institutional Class	102,091	43,461
Shares redeemed
Investor Class	(2,080,036)	(2,304,884)
Institutional Class	(1,317,704)	(104,595)
Net increase (decrease)	5,542,615	(254,976)
*
Distributions to Shareholders from net investment income and net realized gain for the year ended March 31, 2018 were as follows:

Investor Class:
Net investment income $(1,277,791) and net realized gain from investment transactions $(11,003,829)
Institutional Class:
Net investment income $(224,174) and net realized gain from investment transactions $(1,207,792)
†
Undistributed net investment income included in net asset for the year ended March 31, 2018 was $267,039 (See Note 1). The SEC has eliminated the requirement for this disclosure.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$51.99	$47.38	$41.91	$49.50	$47.48
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	0.03	(0.00)(1)	(0.06)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	3.09	6.46	7.93	(1.42)	5.05
Total from investment operations	3.07	6.49	7.93	(1.48)	5.03
Less distributions:
Distributions from net realized gains	(6.75)	(1.88)	(2.46)	(6.11)	(3.01)
Net asset value, end of year	$48.31	$51.99	$47.38	$41.91	$49.50
Total return	7.80%	13.70%	19.09%	(3.03)%	10.96%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$400,688	$449,737	$471,690	$399,788	$364,327
Ratio of gross expenses to average net assets(2)	1.21%	1.21%	1.21%	1.25%	1.27%
Ratio of net expenses to average net assets(3)	1.21%	1.21%	1.21%	1.25%	1.27%
Ratio of net investment loss to average net assets	(0.24)%	(0.22)%	(0.08)%	(0.17)%	(0.04)%
Portfolio turnover rate	20%	11%	21%	17%	17%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Years Ended March 31,			November 1, 2015(4) to March 31, 2016
	2019	2018	2017
Net asset value, beginning of year	$52.34	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	0.03	(0.00)(1)	0.03
Net gains/(losses) on securities (both realized and unrealized)	3.26	6.63	8.05	(1.66)
Total from investment operations	3.24	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	(6.75)	(1.88)	(2.46)	(6.11)
Net asset value, end of year	$48.83	$52.34	$47.56	$41.97
Total return	8.09%	14.01%	19.38%	(3.33)%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$48,783	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(2)	1.02%	1.01%	1.22%	3.47%(6)
Ratio of net expenses to average net assets(3)	0.96%	0.96%	0.96%	1.00%(6)
Ratio of net investment income to average net assets	0.02%	0.05%	0.23%	0.43%(6)
Portfolio turnover rate	20%	11%	21%	17%(5)
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Commencement of operations of the class.

(5)
Not annualized

(6)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$31.95	$30.01	$28.13	$28.88	$27.21
Income from investment operations:
Net investment income	0.14	0.15	0.09	0.03	0.10
Net gains on securities (both realized and unrealized)	3.95	3.16	2.47	0.04	2.17
Total from investment operations	4.09	3.31	2.56	0.07	2.27
Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.07)	(0.05)	(0.10)
Distributions from net realized gains	(0.84)	(1.23)	(0.61)	(0.77)	(0.50)
Total distributions	(0.97)	(1.37)	(0.68)	(0.82)	(0.60)
Net asset value, end of year	$35.07	$31.95	$30.01	$28.13	$28.88
Total return	13.17%	11.11%	9.18%	0.31%	8.39%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$384,222	$285,753	$297,234	$305,567	$271,045
Ratio of gross expenses to average net assets(1)	1.12%	1.12%	1.13%	1.18%	1.19%
Ratio of net expenses to average net assets(2)	1.12%	1.12%	1.13%	1.15%	1.09%
Ratio of net investment income to average net assets	0.46%	0.43%	0.29%	0.14%	0.37%
Portfolio turnover rate	19%	19%	17%	19%	24%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Years Ended March 31,			November 1, 2015(3) to March 31, 2016
	2019	2018	2017
Net asset value, beginning of year	$32.03	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.19	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	4.00	3.17	2.53	(0.07)
Total from investment operations	4.19	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	(0.84)	(1.23)	(0.61)	(0.77)
Total distributions	(1.06)	(1.46)	(0.70)	(0.83)
Net asset value, end of year	$35.16	$32.03	$30.08	$28.15
Total return	13.49%	11.33%	9.47%	0.08%(4)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$160,075	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(1)	0.88%	0.94%	1.32%	2.91%(5)
Ratio of net expenses to average net assets(2)	0.87%	0.87%	0.88%	0.93%(5)
Ratio of net investment income to average net assets	0.74%	0.68%	0.56%	0.64%(5)
Portfolio turnover rate	19%	19%	17%	19%(4)
(1)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Commencement of operations.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	March 31, 2019

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its Adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:    Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Funds’ total net assets by the Funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for

Notes to Financial Statements (continued)

normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended March 31, 2019, there were no transfers among levels or each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended March 31, 2019, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2019, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

March 31, 2019

The dividends and distributions were as follows:
	Year Ended March 31, 2019	Year Ended March 31, 2018
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$6.7451	$1.8819
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$6.7451	$1.8819
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.1234	$0.1424
Distributions per share from net realized gains	$0.8420	$1.2258
Institutional Class:
Dividends per share from net investment income	$0.2133	$0.2275
Distributions per share from net realized gains	$0.8420	$1.2258
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:    All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$30,532	$20,601	$51,133
Transfer agent fees	104,240	35,278	139,518
Sub-transfer agent fees	212,961	10,937	223,898
Other	3,851	1,049	4,900

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$24,722	$22,069	$46,791
Transfer agent fees	84,417	55,797	140,214
Sub-transfer agent fees	129,154	1,196	130,350
Other	3,313	1,012	4,325
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are

March 31, 2019

allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2019, the Funds were not invested in joint repurchase agreements.
As of March 31, 2019, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$103,082,933	$104,624,085	$105,364,856
Value Line Asset Allocation Fund, Inc.	27,675,881	28,177,787	28,269,417
*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $26,232,239 and $2,787,522, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $78,391,846 and $25,390,266, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended March 31, 2019.
	Remaining Contractual Maturity of the Agreements As of March 31, 2019
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$26,232,239	$—	$—	$—	$26,232,239
Total Borrowings	$26,232,239	$—	$—	$—	$26,232,239
Gross amount of recognized liabilities for securities lending transactions					$26,232,239
	Remaining Contractual Maturity of the Agreements As of March 31, 2019
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$219,559	$—	$—	$—	$219,559
Corporate Bonds & Notes	2,315,063	—	—	—	2,315,063
U.S. Government Agency Obligations	252,900				252,900
Total Borrowings	$2,787,522	$—	$—	$—	$2,787,522
Gross amount of recognized liabilities for securities lending transactions					$2,787,522
(K) New Accounting Pronouncement:   The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of

Notes to Financial Statements (continued)

distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the year ended March 31, 2019. As a result of adopting these amendments, the distributions to shareholders in the March 31, 2018 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
(L) Subsequent Events:    Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended March 31, 2019, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$90,983,377	$173,597,916	$—	$—
Value Line Asset Allocation Fund, Inc.	153,077,878	48,265,372	59,715,190	22,944,985
4.   Income Taxes
At March 31, 2019, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Small Cap Opportunities Fund, Inc.	$327,639,006	$159,853,405	$(12,367,524)	$147,485,881	$—	$53,994,810
Value Line Asset Allocation Fund, Inc.	415,333,548	136,305,155	(3,240,371)	133,064,784	624,599	6,000,446
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.

March 31, 2019

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) additional paid-in capital and distributable Earning (Loss) for the Funds as follows:
Fund	Additional Paid-In Capital	Distributable Earning (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$(823,231)	$823,231
These reclassifications were primarily due to differing treatments of foreign currency gains/(losses), net operating losses, and distributions from investments. Net assets were not affected by these reclassifications.
During the year ended March 31, 2019, as permitted under federal income tax regulations, the Value Line Small Cap Opportunities Fund, Inc. elected to defer $186,246 of late year ordinary losses which will be treated as arising on the first business day of the year ended March 31, 2020.
The tax composition of distributions paid to shareholders during fiscal year ended 2019 and 2018, were as follows:
	Year Ended March 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$56,968,627	$56,968,627
Value Line Asset Allocation Fund, Inc.	1,814,052	10,410,988	12,225,040
	Year Ended March 31, 2018 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$265,520	$17,495,767	$17,761,287
Value Line Asset Allocation Fund, Inc.	1,501,965	12,211,621	13,713,586
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, each Fund’s advisory fee was reduced following the unbundling of its fee from amounts payable for administration and accounting services provided by the Funds’ custodian. For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.74% and 0.64%, respectively, of the Funds’ daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended March 31, 2019, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,495,879
Value Line Asset Allocation Fund, Inc.	2,522,690
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2019, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,064,811
Value Line Asset Allocation Fund, Inc.	767,863

Notes to Financial Statements (continued)

The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2019, the below Sub TA fees were paid or payable to the Distributor:
Fund	Sub TA Fees
Value Line Small Cap Opportunities Fund, Inc.	$223,898
Value Line Asset Allocation Fund, Inc.	130,350
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of March 31, 2019, fees contractually reimbursed amounted to $17,852 and $12,895 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of March 31, 2019, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser/Distributor
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2020	$27,233
Value Line Asset Allocation Fund, Inc.	March 31, 2020	29,011
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2021	17,427
Value Line Asset Allocation Fund, Inc.	March 31, 2021	22,329
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2022	17,852
Value Line Asset Allocation Fund, Inc.	March 31, 2022	12,895
During the year ended March 31, 2019, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amount of $1,386 and $5,455, respectively.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 22, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 through March 31, 2019).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 10/1/18	Ending account value 3/31/19	Expenses paid during the period 10/1/18 thru 3/31/19*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$964.30	$5.88	1.20%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	965.60	4.66	0.95
Value Line Asset Allocation Fund, Inc. – Investor class	1,000.00	1,033.70	5.68	1.12
Value Line Asset Allocation Fund, Inc. – Institutional class	1,000.00	1,035.40	4.41	0.87
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	1,000.00	1,018.95	6.04	1.20
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.19	4.78	0.95
Value Line Asset Allocation Fund, Inc. – Investor class	1,000.00	1,019.35	5.64	1.12
Value Line Asset Allocation Fund, Inc. – Institutional class	1,000.00	1,020.59	4.38	0.87

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2019, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	—%	—%	$56,968,627
Value Line Asset Allocation Fund, Inc.	98.94%	98.94%	10,410,988
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 48	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 62	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013 – 2014.	11	None
Paul Craig Roberts Age: 80	Director	Since 2000	Chairman, Institute for Political Economy	11	None
Nancy-Beth Sheerr Age: 70	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation** seeks income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	Value Line Centurion Fund† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	Value Line Strategic Asset Management Trust† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	Value Line VIP Equity Advantage Fund* seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

     (2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $29,107

Audit Fees 2018 - $46,190

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2019 -$10,050

Tax Preparation Fees 2018 -$12,467

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2019 -$0

Aggregate Non-Audit Fees 2018 -$0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   June 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

    Emily D. Washington, Treasurer, Principal Financial Officer

Date:   June 10, 2019